                                                                                              Execution Version

                                      Southern California Edison Company

                $400,000,000 5.550% First and Refunding Mortgage Bonds, Series 2006E, Due 2037

                                            Underwriting Agreement

                                                                                             New York, New York

                                                                                               December 4, 2006

ABN AMRO Incorporated
Greenwich Capital Markets, Inc.
J.P. Morgan Securities Inc.
UBS Securities LLC
   As Representatives of the several Underwriters
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

               Southern California Edison Company, a corporation organized under the laws of the State of
California (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the
"Underwriters"), for whom you (the "Representatives") are acting as representatives, $400,000,000 principal amount of its 5.550% First and Refunding Mortgage Bonds, Series 2006E, Due 2037 (the "Securities"), to be
issued under the One Hundred Fourteenth Supplemental Indenture (the "Supplemental Indenture") to be dated as of December 4, 2006, to a Trust Indenture dated as of October 1, 1923 (the "Trust Indenture" and, as supplemented by the Supplemental Indenture, the "Indenture") between the Company and The Bank of New York
Trust Company, N.A., as successor to Harris Trust and Savings Bank, and D.G. Donovan, as successor trustee to
Pacific-Southwest Trust and Savings Bank, as trustees (the "Trustees").  To the extent there are no additional
Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as
Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.  Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary
Prospectus Supplement or the Final Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the
Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base
Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus Supplement, as the case may be; and
any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration
Statement, the Base Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus Supplement
shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective
Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus
Supplement or the Final Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference.  Certain terms used herein are defined in Section 19 hereof.

1.      Representations  and  Warranties.  The  Company  represents  and  warrants  to, and agrees  with,  each
Underwriter as set forth below in this Section 1.

(a)     The Company  meets the  requirements  for use of Form S-3 under the Act and has prepared and filed with the  Commission  an  automatic  shelf  registration  statement,  as defined in  Rule 405  (File  Number
        333-136394) on Form S-3,  including a related Base Prospectus,  for  registration  under the Act of the offering  and sale of the  Securities.  The  Company  may have  filed one or more  amendments  thereto, including a Preliminary Prospectus  Supplement,  each of which has previously been furnished to you and became  effective  upon  filing.  The Company  will next file with the  Commission  a Final  Prospectus
        Supplement  relating to the Securities in accordance with Rule 424(b). The Registration  Statement,  at the Execution Time, is effective and meets the requirements set forth in Rule 415(a)(1)(x).

(b)     On each Effective Date, the  Registration  Statement did, and when the Final  Prospectus  Supplement is first  filed in  accordance  with Rule 424(b) and on the Closing  Date (as defined  herein),  the Final
        Prospectus  Supplement  (and any  supplement  thereto) will,  comply in all material  respects with the applicable  requirements  of the Act, the Exchange Act and the Trust  Indenture Act and the  respective rules thereunder;  on each Effective Date and at the Execution Time, the Registration Statement did not
        and will not  contain  any untrue  statement  of a  material  fact or omit to state any  material  fact required to be stated therein or necessary in order to make the statements  therein not misleading;  on each Effective  Date and on the Closing Date the Indenture did or will comply in all material  respects with the applicable  requirements of the Trust Indenture Act and the rules thereunder;  and on the date of any filing  pursuant  to Rule  424(b)  and on the  Closing  Date,  the Final  Prospectus  Supplement
        (together  with any  supplement  thereto)  will not include any untrue  statement of a material fact or omit to state a material fact  necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration  Statement which shall constitute the  Statement  of  Eligibility  and  Qualification  (Form  T-1) under the Trust  Indenture  Act of the
        Trustees or (ii) the information  contained in or omitted from the Registration  Statement or the Final
        Prospectus  Supplement (or any supplement  thereto) in reliance upon and in conformity with information furnished  in writing to the Company by or on behalf of any  Underwriter  through  the  Representatives specifically  for inclusion in the Registration  Statement or the Final  Prospectus  Supplement (or any
        supplement thereto),  it being understood and agreed that the only such information  furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(c)     As of the Initial  Sale Time,  the  Disclosure  Package and the Final Term Sheet (as defined in Section
        5(b) below) when taken together as a whole,  do not contain any untrue  statement of a material fact or omit to state any material fact necessary in order to make the statements  therein, in the light of the circumstances  under which they were made,  not  misleading.  The preceding  sentence does not apply to statements  in or  omissions  from the  Disclosure  Package or the Final  Term Sheet  based upon and in conformity  with  written  information  furnished  to  the  Company  by  any  Underwriter through  the Representatives  specifically  for use  therein,  it being  understood  and  agreed  that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(d)     (i) At the time of filing the  Registration  Statement,  (ii) at the time of the most recent  amendment thereto for the purposes of complying  with Section  10(a)(3) of the Act (whether such amendment was by post-effective  amendment,  incorporated  report filed pursuant to Sections 13 or 15(d) of the Exchange
        Act or form of  prospectus),  (iii) at the time the Company or any person acting on its behalf  (within the  meaning,  for this clause  only,  of Rule 163(c))  made any offer  relating to the  Securities  in reliance on the  exemption  in Rule 163, and (iv) at the  Execution  Time (with such date being used as the determination  date for purposes of this clause (iv)), the Company was or is (as the case may be) a
        "well-known  seasoned  issuer" as defined in Rule 405. The Company  agrees to pay the fees  required by the Commission  relating to the Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(e)     (i) At the earliest  time after the filing of the  Registration  Statement  that the Company or another offering  participant  made a bona fide offer (within the meaning of Rule  164(h)(2)) of the Securities and (ii) as of the Execution Time (with such date being used as the determination  date for purposes of this  clause  (ii)),  the  Company  was not and is not an  Ineligible  Issuer (as defined in Rule 405), without  taking  account of any  determination  by the  Commission  pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(f)     Neither any Issuer Free  Writing  Prospectus  nor the Final Term Sheet  includes any  information  that conflicts  with the  information  contained  in the  Registration  Statement,  including  any  document incorporated by reference  therein and any prospectus  supplement  deemed to be a part thereof that has not been  superseded or modified.  The foregoing  sentence does not apply to statements in or omissions from the  Disclosure  Package  or the Final  Term  Sheet  based  upon and in  conformity  with  written information  furnished to the Company by any Underwriter through the  Representatives  specifically for use therein,  it being understood and agreed that the only such  information  furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(g)     The  Company  is not and,  after  giving  effect to the  offering  and sale of the  Securities  and the application  of the proceeds  thereof as described in the  Preliminary  Prospectus  Supplement  and the
        Final Prospectus  Supplement,  will not be an "investment company" as defined in the Investment Company
        Act of 1940, as amended.

(h)     The Company has been duly  incorporated and is validly existing as a corporation in good standing under the laws of the State of California  with full corporate  power and authority to own or lease,  as the case may be, and to operate its  properties  and conduct its business as described in the  Registration
        Statement,  Preliminary  Prospectus  Supplement and  the  Final  Prospectus  Supplement,  and is  duly qualified to do business as

        a foreign  corporation  and is in good  standing  under the laws of each jurisdiction that requires such qualification.

(i)     There is no  franchise,  contract  or other  document of a character  required to be  described  in the
        Registration  Statement,  the Preliminary Prospectus Supplement or the Final Prospectus Supplement,  or
        to be filed as an exhibit thereto,  which is not described or filed as required;  and the statements in the Preliminary  Prospectus Supplement and the Final Prospectus Supplement under the heading "Summary -
        Southern  California Edison Company" and the statements  incorporated  into the Preliminary  Prospectus
        Supplement and the Final Prospectus  Supplement from the sections  entitled  "Business-Regulation"  and
        "-Environmental  Matters"  in the  Company's  Annual  Report on Form  10-K for the  fiscal  year  ended
        December  31, 2005 (the "Form  10-K"),  as  supplemented  by  information  contained  in the  Company's subsequent  Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are incorporated into the  Preliminary  Prospectus  Supplement  and the Final  Prospectus  Supplement,  fairly  summarize the matters therein described in all material respects.

(j)     This Agreement has been duly authorized, executed and delivered by the Company.

(k)     The Securities and the Indenture conform in all material respects to the description  thereof contained in the Registration  Statement,  Preliminary Prospectus Supplement and the Final Prospectus Supplement;
        each of the Trust  Indenture and the  Supplemental  Indenture  has been duly  authorized by the Company and, assuming due  authorization,  execution and delivery thereof by the Trustees,  the Trust Indenture constitutes  and, as  supplemented  by the  Supplemental  Indenture  when executed and delivered by the
        Company,  will constitute a legal,  valid, and binding  instrument  enforceable  against the Company in accordance  with its terms  (subject,  as to  enforcement of remedies,  to (A)  applicable  bankruptcy,
        fraudulent  conveyance,  fraudulent  transfer,   reorganization,   insolvency,   moratorium,  equitable
        subordination  or other laws affecting  creditors'  rights generally from time to time in effect and to general principles of equity, (B) the terms of the franchises,  licenses,  easements,  leases, permits, contracts and other instruments under which the mortgaged  property is held or operated,  (C) as to its enforceability  in respect of the Company's  interest in nuclear energy  facilities,  the provisions of the Atomic Energy Act of 1954 and regulations  thereunder,  (D) as to its  enforceability in respect of the  interest  of the  Company  in the Four  Corners  Generating  Station  and the  easement  and lease therefor,  to possible  defects in title,  including  possible  conflicting  grants or encumbrances not ascertainable  because of the absence of or inadequacies in the applicable recording law and the record system of the Bureau of Indian Affairs and the Navajo Nation, to the possible  inability of the Company to resort to legal  process to enforce  its rights  against  the Navajo  Nation  without  Congressional consent and, in the case of the Company's lease, to possible  impairment or termination  under certain circumstances  by Congress or the Secretary of the Interior and (E) such other liens,  prior rights and encumbrances  none of which  (with the  possible  exception  of the  matter  referred  to in clause (D)
        above),  with immaterial  exceptions,  affects from a legal standpoint the security for the Securities, the ability of the Trustees to foreclose on the property  subject to the liens created by the Indenture or the Company's  right to use

        such  properties in its  business);  the  Securities  have been duly and validly  authorized,  and,  when issued and delivered to and paid for by the  Underwriters  pursuant to this Agreement, will be fully paid and nonassessable.

(l)     No consent, approval,  authorization,  filing with or order of any court or governmental agency or body is required in connection with the transactions  contemplated herein, except such as have been obtained
        (i) under the Act,  (ii) from the  California  Public  Utilities  Commission  and (iii)  such as may be required under the blue sky laws of any  jurisdiction in connection with the purchase and  distribution of the  Securities  by the  Underwriters  in the manner  contemplated  herein  and in the  Registration
        Statement, Preliminary Prospectus Supplement and the Final Prospectus Supplement.

(m)     All such  filings,  recordings,  indexings and postings to  geographical  indexes have been made in (x)
        county real estate records or offices of county recorders,  (y) Federal and State offices,  bureaus and agencies  and (z)  offices of the Navajo  Nation as are  necessary  under  applicable  law to  perfect, preserve  and protect the lien  created by the  Indenture  or ensure that such  filings,  recordations, postings and indexings  are fully  effective to give  constructive  notice,  constructive  knowledge or implied  notice,  as  applicable,  of such lien and the  property  subject  thereto to all  purchasers, mortgagees and  encumbrancers  of such property  (other than  after-acquired  property) who become such subsequent to the date of such recording, filing, posting or indexing.

(n)     The Indenture will  constitute a legally valid first lien or charge,  to the extent that it purports to be such,  on  substantially  all of the  property now owned by the Company to the extent and subject to the exceptions,  defects, qualifications and other matters set forth or referred to in the Registration
        Statement,  Preliminary Prospectus Supplement and the Final Prospectus Supplement or in Section 1(k) of
        this  Agreement,  and to such  other  matters  that  do not  materially  affect  the  security  for the
        Securities.

(o)     Neither the issue and sale of the  Securities  nor the  consummation  of any other of the  transactions herein  contemplated nor the fulfillment of the terms hereof will conflict with,  result in a breach or violation  of, or  imposition  of any lien,  charge or  encumbrance  upon any property or assets of the
        Company  or SCE  Funding  LLC  pursuant  to,  (i) the  articles  of  incorporation,  by-laws  or  other organizational  documents of the Company or SCE Funding LLC,  (ii) the  terms of any  indenture  (other than, solely with respect to the imposition of liens,  charges and encumbrances upon property or assets of the Company or SCE Funding  LLC,  the lien  created by the  Indenture  in favor of the  Securities), contract,  lease,  mortgage,  deed of  trust,  note  agreement,  loan  agreement  or  other  agreement, obligation,  condition,  covenant or  instrument  to which the Company or SCE Funding LLC is a party or bound or to which its or their  property is subject,  or  (iii) any  statute,  law,  rule,  regulation, judgment,  order or decree applicable to the Company or SCE Funding LLC of any court,  regulatory body, administrative  agency,  governmental body,  arbitrator or other authority having jurisdiction over the
        Company or SCE Funding LLC or any of its or their properties.

(p)     The  consolidated  historical  financial  statements and schedules of the Company and its  consolidated subsidiaries  incorporated by reference in the Preliminary

        Prospectus Supplement,  the Final Prospectus Supplement and the Registration  Statement (the "Financial
        Statements") present fairly in all material respects the financial  condition,  results of operations and cash flows of the Company as of the dates and for the periods  indicated,  comply as to form with the applicable  accounting  requirements of the Act and have been prepared in conformity with generally  accepted accounting  principles  applied on a consistent  basis  throughout the periods  involved  (except as otherwise noted therein).  The selected financial  data set forth under the caption "Selected  Financial
        Data" in the  Company's Form 10-K, incorporated by reference in the Preliminary  Prospectus  Supplement, the Final Prospectus  Supplement and  Registration Statement fairly present, on the basis stated in the
        Form 10-K,  the  information included therein.  The financial information included or incorporated in the
        Preliminary  Prospectus Supplement and the Final Prospectus  Supplement complies with the requirements of
        Regulation G and Item 10(e) of Regulation S-K under the Act.

(q)     PricewaterhouseCoopers  LLP, who have  certified  certain  financial  statements of the Company and its consolidated  subsidiaries  and  delivered  their  report  with  respect  to the  audited  consolidated financial  statements and schedules for the year ended December 31, 2005  incorporated  by reference in the Registration Statement,  Preliminary Prospectus Supplement and the Final Prospectus Supplement, are
        an independent  registered public accounting firm with respect to the Company within the meaning of the
        Act and the applicable published rules and regulations thereunder.

(r)     No action, suit or proceeding by or before any court or governmental  agency,  authority or body or any arbitrator  involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company,  threatened that (i) could reasonably be expected to have a material adverse  effect on the  performance of this Agreement or the  consummation  of any of the  transactions contemplated hereby or (ii) could  reasonably be expected to have a Material Adverse Effect,  except as set forth in or contemplated in the Registration  Statement,  Preliminary Prospectus Supplement and the
        Final Prospectus Supplement (exclusive of any supplement thereto).

(s)     The Company  and its  subsidiaries  maintain a system of internal  accounting  controls  sufficient  to provide  reasonable  assurance  that  (i) transactions  are executed in  accordance  with  management.s general or specific  authorizations;  (ii) transactions are recorded as necessary to permit preparation of financial  statements in conformity with generally  accepted  accounting  principles and to maintain asset accountability;  (iii) access to assets is permitted only in accordance with management's general or specific  authorization;  and  (iv) the  recorded  accountability  for assets is  compared  with the existing  assets  at  reasonable  intervals  and  appropriate  action  is  taken  with  respect  to any differences.

(t)     Neither the Company nor SCE Funding is in violation or default of (i) any  provision of its articles of incorporation,  bylaws or other organizational  documents,  (ii) the terms of any indenture,  contract, lease,  mortgage,  deed of trust,  note  agreement,  loan  agreement  or other  agreement,  obligation, condition,  covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law,

        rule, regulation,  judgment,  order or decree of any court, regulatory body, administrative agency,  governmental body, arbitrator or other authority having jurisdiction over it or any of its  properties,  as  applicable  (except,  in the  case of  clauses  (ii) and  (iii),  for such violations or defaults as would not, in the aggregate, have a Material Adverse Effect).

(u)     The Company  possesses  all  licenses,  certificates,  permits and other  authorizations  issued by the appropriate  national  and local U.S.  federal and state  regulatory  authorities  necessary to conduct their  respective  businesses,  and the Company has not received any notice of proceedings  relating to the revocation or modification of any such  certificate,  authorization  or permit which,  singly or in the aggregate,  if the subject of an  unfavorable  decision,  ruling or finding,  would have a Material
        Adverse  Effect,  except as set forth in or  contemplated in the  Registration  Statement,  Preliminary
        Prospectus Supplement and the Final Prospectus Supplement (exclusive of any supplement thereto).

(v)     The Company is (i) in compliance with any and all applicable  national and local U.S. federal and state laws and  regulations  relating to the  protection  of human  health and  safety,  the  environment  or hazardous or toxic substances or wastes,  pollutants or contaminants  ("Environmental  Laws"), (ii) has received and are in compliance  with all permits,  licenses or other  approvals  required of them under applicable  Environmental Laws to conduct their respective businesses and (iii) has not received notice of any actual or potential  liability for the  investigation  or remediation of any disposal or release
        of  hazardous  or  toxic  substances  or  wastes,   pollutants  or  contaminants,   except  where  such
        non-compliance  with  Environmental  Laws,  failure  to receive  required  permits,  licenses  or other approvals,  or  liability  would  not  have a  Material  Adverse  Effect,  except  as set  forth  in or contemplated in the Registration Statement,  Preliminary Prospectus Supplement and the Final Prospectus
        Supplement  (exclusive  of any  supplement  thereto).  Except  as set forth in or  contemplated  in the
        Registration  Statement,   Preliminary  Prospectus  Supplement  and  the  Final  Prospectus  Supplement
        (exclusive of any supplement  thereto),  the Company has not been named as a  "potentially  responsible party" under the  Comprehensive  Environmental  Response,  Compensation,  and Liability Act of 1980, as
        amended.

(w)     In the ordinary course of its business,  the Company  periodically  reviews the effect of Environmental
        Laws on the business,  operations and  properties of the Company,  in the course of which it identifies and  evaluates  associated  costs and  liabilities  (including,  without  limitation,  any  capital  or operating  expenditures  required for clean-up,  closure of properties or compliance with Environmental
        Laws, or any permit,  license or approval,  any related  constraints  on operating  activities  and any potential  liabilities  to third  parties).  On the basis of such  review,  the Company has  reasonably concluded that such  associated  costs and liabilities  would not,  singly or in the aggregate,  have a
        Material  Adverse  Effect,  except  as set  forth in or  contemplated  in the  Registration  Statement,
        Preliminary  Prospectus  Supplement and the Final  Prospectus  Supplement  (exclusive of any supplement thereto).

(x)     No holders of securities of the Company have rights to the  registration of such  securities  under the
        Registration Statement.

(y)     The Company owns or leases all such  properties  as are  necessary to the conduct of its  operations as presently conducted.

(z)     The Company has not taken,  directly or indirectly,  any action designed to or that would constitute or that  might  reasonably  be  expected  to cause or result  in,  under the  Exchange  Act or  otherwise, stabilization  or  manipulation  of the price of any security of the Company to facilitate  the sale or resale of the Securities.

(aa)    Except  as  set  forth  in or  contemplated  in  the  Registration  Statement,  Preliminary  Prospectus
        Supplement  and the Final  Prospectus  Supplement  (exclusive of any supplement  thereto),  the minimum funding standard under Section 302 of the Employee  Retirement Income Security Act of 1974, as amended, and the  regulations and published  interpretations  thereunder  ("ERISA"),  has been satisfied by each
        "pension  plan" (as defined in Section 3(2) of ERISA) which has been  established  or maintained by the
        Company  and/or one or more of its  subsidiaries,  except  where the failure to satisfy  such  standard would not have a Material  Adverse Effect;  each pension plan  established or maintained by the Company and/or  one or more of its  subsidiaries,  and the  trust  forming  part of each  such  plan,  has been determined by the Internal  Revenue  Service to be designed in accordance with Section 401 of the Code, and each such pension plan has  subsequently  been  amended,  and the Company  believes  that each such pension plan, as amended,  is designed in compliance  with Section 401 of the Code; each of the Company and its subsidiaries has fulfilled its  obligations,  if any, under Section 515 of ERISA;  each pension plan and welfare plan  established or maintained by the Company and/or one or more of its  subsidiaries is in compliance in all material respects with the currently applicable  provisions of ERISA, except in such cases where  noncompliance  would not have a Material Adverse Effect;  and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal  liability under Section 4201 of ERISA,  any liability  under Section 4062,  4063, or 4064 of ERISA,  or any other liability under Title IV of ERISA.

(bb)    Except  as  set  forth  in or  contemplated  in  the  Registration  Statement,  Preliminary  Prospectus
        Supplement  and the Final  Prospectus  Supplement  (exclusive of any supplement  thereto),  the Company
        (i) does not have any material lending or other  relationship with any bank or lending affiliate of the
        Underwriters  and  (ii) does  not  intend to use any of the  proceeds  from the sale of the  Securities hereunder  to  repay  any  outstanding  debt  owed to any  affiliate  of the  Underwriters  other  than commercial paper.

(cc)    There is and has been no failure  on the part of the  Company  and any of the  Company's  directors  or officers,  in their  capacities as such,  to comply with Section 401 of the Sarbanes  Oxley Act of 2002 and the rules and  regulations  promulgated in connection  therewith (the "Sarbanes Oxley Act") related to loans.

               Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.      Purchase and Sale.  Subject to the terms and  conditions and in reliance upon the  representations  and warranties  herein set forth,  the Company agrees to sell to each  Underwriter,  and each  Underwriter  agrees, severally  and not jointly,  to purchase  from the  Company,  at a purchase  price of 98.581% of the  principal amount thereof,  the principal amount of the Securities set forth opposite such  Underwriter's name in Schedule
I hereto.

3.      Delivery and Payment.  Delivery of and payment for the Securities  shall be made at 10:00 AM,  New York
City time,  on December 11, 2006 or at such time on such later date not more than five  Business Days after the foregoing  date as the  Representatives  shall  designate,  which date and time may be  postponed  by agreement between  the  Representatives  and the  Company  or as  provided  in  Section 9 hereof  (such  date and time of delivery and payment for the  Securities  being herein called the "Closing  Date").  Delivery of the Securities shall be made to the Representatives for the respective  accounts of the several  Underwriters  against payment by the several  Underwriters  through the Representatives of the purchase price thereof to or upon the order of the Company by wire  transfer  payable in same-day  funds to an account  specified by the Company.  Delivery of
the  Securities   shall  be  made  through  the   facilities  of  The  Depository   Trust  Company  unless  the
Representatives shall otherwise instruct.

4.      Offering  by  Underwriters.  It is  understood  that the  several  Underwriters  propose  to offer  the
Securities  for sale to the  public as set forth in the  Registration  Statement,  Disclosure  Package  and the
Final Prospectus Supplement.

5.      Agreements.  The Company agrees with the several Underwriters that:

(a)     Prior to the termination of the offering of the Securities,  the Company will not file any amendment of the Registration  Statement or supplement (including the Final Prospectus Supplement or any Preliminary
        Prospectus  Supplement)  to the Base  Prospectus  unless the Company has  furnished you a copy for your review  prior to  filing  and will not file any such  proposed  amendment  or  supplement  to which you reasonably  object.  Subject to the  foregoing  sentence,  the Company will cause the Final  Prospectus
        Supplement,  properly  completed,  and any  supplement  thereto to be filed in a form  approved  by the
        Representatives  with the  Commission  pursuant to the applicable  paragraph of Rule 424(b)  within the time period  prescribed and will provide evidence  satisfactory to the  Representatives  of such timely
        filing.  The  Company  will  promptly  advise  the   Representatives   (1) when  the  Final  Prospectus
        Supplement,  and any  supplement  thereto,  shall have been  filed (if  required)  with the  Commission pursuant  to  Rule 424(b),  (2) when,  prior to  termination  of the  offering of the  Securities,  any amendment to the Registration  Statement shall have been filed or become effective,  (3) of any request by the  Commission or its staff for any amendment of the  Registration  Statement,  or any  Rule 462(b)
        Registration  Statement, or for any supplement to the Final Prospectus Supplement or for any additional information,  (4) of the issuance by the Commission of any stop order  suspending the  effectiveness of the  Registration  Statement or the  institution  or threatening of any proceeding for that purpose and
        (5) of  the  receipt  by the  Company  of any  notification  with  respect  to  the  suspension  of the qualification  of the Securities for sale in any  jurisdiction or the institution or threatening of any proceeding  for such  purpose.  The Company  will use its best  efforts to prevent the  issuance of any such stop order or the  suspension  of any such  qualification  and,  if  issued,

        to obtain as soon as possible the  withdrawal of such stop order,  including,  if  necessary,  by filing an amendment to the Registration  Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b)     The  Company  will  prepare a final term  sheet,  substantially  in the form of Schedule II hereto (the
        "Final  Term  Sheet"),  and will file the Final  Term Sheet  pursuant  to Rule  433(d)  within the time required by such Rule.

(c)     If there occurs an event or development  as a result of which the  Disclosure  Package would include an untrue  statement of a material fact or would omit to state a material fact  necessary in order to make the statements therein, in the light of the circumstances then prevailing,  not misleading, the Company will notify promptly the  Representatives  so that any use of the Disclosure Package may cease until it is amended or supplemented.

(d)     If, at any time when a prospectus  relating to the Securities is required to be delivered under the Act
        (including in circumstances  where such  requirement may be satisfied  pursuant to Rule 172), any event occurs as a result of which the Final  Prospectus  Supplement  as then  supplemented  would include any untrue  statement  of a  material  fact or omit to  state  any  material  fact  necessary  to make  the statements therein in the light of the circumstances  under which they were made not misleading,  or if it shall be  necessary  to amend the  Registration  Statement,  file a new  registration  statement  or supplement  the  Final  Prospectus  Supplement  to  comply  with  the  Act or the  Exchange  Act or the respective  rules  thereunder,  including in  connection  with use or delivery of the Final  Prospectus
        Supplement,  the Company promptly will (1) notify the  Representatives  of such event;  (2) prepare and file with the  Commission,  subject to the second  sentence  of  paragraph (a)  of this  Section 5,  an amendment or supplement or new registration  statement which will correct such statement or omission or effect such compliance;  (3) use its best efforts to have any amendment to the  Registration  Statement or new  registration  statement  declared  effective  as soon as  practicable  in order  to  avoid  any disruption in use of the Final Prospectus Supplement;  and (4) supply any amended or supplemented Final
        Prospectus Supplement to you in such quantities as you may reasonably request.

(e)     As soon as practicable,  the Company will make generally  available to its security  holders and to the
        Representatives  an earnings  statement or  statements of the Company and its  subsidiaries  which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(f)     Upon  request,  the Company  will  furnish to the  Representatives  and  counsel for the  Underwriters, without charge,  signed copies of the Registration  Statement  (including exhibits thereto) and to each other  Underwriter a copy of the  Registration  Statement  (without  exhibits  thereto) and, so long as delivery  of a  prospectus  by an  Underwriter  or dealer  may be  required  by the Act  (including  in circumstances  where such  requirement  may be satisfied  pursuant to Rule 172), as many copies of each
        Preliminary  Prospectus  Supplement,  the Final Prospectus and each Issuer Free Writing  Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

(g)     The Company will arrange,  if necessary,  for the  qualification  of the  Securities for sale under the laws of such jurisdictions as the Representatives  may designate,  will maintain such qualifications in effect so long as required for the  distribution of the Securities and will pay any fee of the National
        Association of Securities Dealers,  Inc., in connection with its review of the offering;  provided that in no event shall the Company be  obligated to qualify to do business in any  jurisdiction  where it is not now so qualified or to take any action that would subject it to service of process in suits,  other than those arising out of the offering or sale of the  Securities in any  jurisdiction  where it is not now so subject.

(h)     (i) The Company agrees that,  unless it has obtained or obtains,  as the case may be, the prior written consent of the Representatives,  and (ii) each Underwriter,  severally and not jointly, agrees with the
        Company that,  unless it has obtained or obtains,  as the case may be, the prior written consent of the
        Company,  it has not made and will not make any offer relating to the Securities that would  constitute an Issuer Free Writing  Prospectus or that would otherwise  constitute a "free writing  prospectus" (as defined in Rule 405)  required  to be filed by the  Company  with the  Commission  or  retained  by the
        Company under Rule 433,  other than the Final Term Sheet;  provided  that the prior written  consent of the parties hereto shall be deemed to have been given in respect of the Free Writing  Prospectuses,  if any,  included  in  Schedule  III  hereto.  Any  such  free  writing  prospectus  consented  to by  the
        Representatives  or the Company is hereinafter  referred to as a "Permitted  Free Writing  Prospectus."
        The Company  agrees that (x) it has treated  and will treat,  as the case may be, each  Permitted  Free
        Writing  Prospectus as an Issuer Free Writing  Prospectus  and (y) it has complied and will comply,  as the case may be, with the  requirements  of Rules 164 and 433  applicable to any Permitted Free Writing
        Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(i)     The Company will not, without the prior written consent of the  Representatives,  offer, sell, contract to sell,  pledge,  or  otherwise  dispose of, (or enter into any  transaction  which is designed to, or might reasonably be expected to, result in the disposition  (whether by actual disposition or effective economic  disposition  due to cash  settlement  or  otherwise)  by the Company or any  affiliate of the
        Company  or any  person in privity  with the  Company or any  affiliate  of the  Company)  directly  or indirectly,  including the filing (or participation in the filing) of a registration statement with the
        Commission in respect of, or establish or increase a put  equivalent  position or liquidate or decrease a call  equivalent  position  within the meaning of Section 16 of the Exchange Act, any debt securities issued or guaranteed by the Company (other than the  Securities)  or publicly  announce an intention to effect any such transaction for a period commencing on the date hereof and ending on the Closing Date.

(j)     The Company will not take,  directly or indirectly,  any action designed to or that would constitute or that  might  reasonably  be  expected  to cause or result  in,  under the  Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate  the sale or resale of the Securities.

6.      Conditions to the  Obligations of the  Underwriters.  The  obligations of the  Underwriters to purchase the Securities,  as described in Section 2 hereof,  shall be subject to the accuracy of the representations and warranties on the part of the Company  contained  herein as of the Execution  Time and the Closing Date, to the
accuracy of the statements of the Company made in any certificates  pursuant to the provisions  hereof,  to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)     The Final Prospectus  Supplement,  and any supplement thereto, have been filed in the manner and within the time period  required by  Rule 424(b);  the Final Term Sheet and any other material  required to be filed by the Company  pursuant to Rule 433(d) under the Act,  shall have been filed with the Commission within  the  applicable  time  periods  prescribed  for such  filings  by Rule 433;  and no stop  order suspending the  effectiveness of the  Registration  Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)     The Company shall have  requested and caused  Barbara E. Mathews,  Vice  President,  Associate  General
        Counsel,  Chief  Governance  Officer and Corporate  Secretary of the Company,  to have furnished to the
        Representatives  her opinion,  dated the Closing  Date and  addressed  to the  Representatives,  to the effect that:

(i)     The Company is a corporation  duly  incorporated,  validly existing and in good standing under the laws of the State of California;

(ii)    The Company has the  corporate  power and  authority  to own and  operate  its  property,  to lease the property it operates as lessee and to conduct the business in which it is currently engaged,  as described  in the  Registration  Statement,  Preliminary  Prospectus  Supplement  and the  Final
               Prospectus Supplement;

(iii)   The Company has all requisite corporate power and authority,  has taken all requisite corporate action, and has received and is in compliance with all governmental,  judicial and other authorizations, approvals  and orders  necessary to enter into and perform the  Underwriting  Agreement  and the
               Supplemental Indenture and to offer, issue, sell and deliver the Securities;

(iv)    the Trust  Indenture  has been duly  authorized,  executed and delivered by the Company and is a legal, valid, and binding instrument enforceable against the Company in accordance with its terms;

(v)     the  Supplemental  Indenture has been duly  authorized,  executed and delivered by the Company and is a legal,  valid,  and binding  instrument  enforceable  against the Company in accordance with its terms;

(vi)    the  Securities  have been duly  authorized  by the Company and,  when  executed and  authenticated  in accordance  with  the  provisions  of  the

               Indenture  and  delivered  to  and  paid  for by the
               Underwriters  pursuant to this Agreement,  will constitute legal, valid, and binding obligations of the  Company  entitled  to the  benefits  of the  Trust  Indenture,  as  supplemented  by the
               Supplemental Indenture;

(vii)   the Trust  Indenture,  as supplemented  by the  Supplemental  Indenture,  creates a legally valid first lien,  to the extent that it purports to be such,  on the  properties  and assets of the Company subject  thereto,  securing,  among other things,  the  Securities,  subject to the  exceptions, defects,  qualifications  and  other  matters  set  forth  or  referred  to in the  Registration
               Statement,  Preliminary  Prospectus  Supplement  and the Final  Prospectus  Supplement and other matters  that do not, in the opinion of such  counsel,  materially  affect the  security for the
               Securities;

(viii)  to the knowledge of such counsel,  there is no pending or threatened  action,  suit or proceeding by or before any court or  governmental  agency,  authority or body or any  arbitrator  involving  the
               Company or any of its  subsidiaries  or its or their property which is not adequately  disclosed
               in  the  Registration   Statement,   Preliminary  Prospectus  Supplement  and  Final  Prospectus
               Supplement,  except in each case for such  proceedings  that,  if the subject of an  unfavorable decision,  ruling or finding,  would not singly or in the  aggregate,  be  reasonably  likely to result in a material  adverse  change in the  condition  (financial  or  otherwise),  prospects, earnings,  business,  properties  or  results  of  operations  of the  Company,  and there is no franchise,  contract  or  other  document  of a  character  required  to  be  described  in  the
               Registration  Statement,   the  Preliminary  Prospectus  Supplement  and  the  Final  Prospectus
               Supplement,  or to be filed as an exhibit thereto,  which is not described or filed as required;
               and  the  statements  included  or  incorporated  by  reference  in the  Preliminary  Prospectus
               Supplement and the Final  Prospectus  Supplement under the headings "Legal Matters" and "Summary
               - Southern  California  Edison  Company"  or  incorporated  by  reference  into the  Preliminary
               Prospectus  Supplement and the Final Prospectus  Supplement from the sections entitled "Business
               - Regulation" and "- Environmental  Matters" in the Company's Annual Report on Form 10-K for the
               fiscal year ended December 31, 2005, as supplemented  by information  contained in the Company's subsequent  Quarterly  Reports  on Form  10-Q  and  Current  Reports  on  Form  8-K,  which  are incorporated  by reference in the  Preliminary  Prospectus  Supplement and the Final  Prospectus
               Supplement,  fairly summarize the matters therein  described in all material  respects;  and the statements  set  forth  in the  Preliminary  Prospectus  Supplement  and  the  Final  Prospectus
               Supplement  under the heading  "Certain Terms of the Bonds" and in the Base Prospectus under the heading  "Description  of the First  Mortgage  Bonds,"  insofar as those  statements  purport to summarize  certain  provisions  of the  Trust  Indenture,  the  Supplemental  Indenture  and the
               Securities, are accurate summaries in all material respects;

(ix)    the  Registration  Statement has become effective under the Act; any required filing of the Preliminary
               Prospectus  Supplement  and  the  Final  Prospectus  Supplement,  and any  supplements  thereto, pursuant  to  Rule 424(b) has been made

               in the manner and within the time  period  required  by
               Rule 424(b);  to the knowledge of such counsel,  no stop order  suspending the  effectiveness of the  Registration  Statement  has been  issued,  no  proceedings  for  that  purpose  have  been instituted or threatened  and the  Registration  Statement and the Final  Prospectus  Supplement
               (other than the financial statements and other financial and statistical  information  contained therein,  as to which such counsel  need  express no opinion)  comply as to form in all material respects with the applicable  requirements  of the Act, the Exchange Act and the Trust Indenture
               Act and the respective rules thereunder;

(x)     this Agreement has been duly authorized, executed and delivered by the Company;

(xi)    the  Company  is not and,  after  giving  effect to the  offering  and sale of the  Securities  and the application of the proceeds  thereof as described in the Preliminary  Prospectus  Supplement and the  Final  Prospectus  Supplement,  will  not be an "investment company" as defined  in the
               Investment Company Act of 1940, as amended;

(xii)   no consent, approval,  authorization,  filing with or order of any court or governmental agency or body is required in connection with the transactions  contemplated  herein,  except such as have been obtained (i) under the Act, (ii) from the California Public Utilities  Commission and (iii) such as may be required under the blue sky laws of any  jurisdiction  in connection with the purchase and  distribution  of the  Securities by the  Underwriters  in the manner  contemplated  in this
               Agreement and in the Registration  Statement,  Preliminary  Prospectus  Supplement and the Final
               Prospectus  Supplement  and such  other  approvals  (specified  in such  opinion)  as have  been obtained;

(xiii)  neither the  execution and delivery of the  Indenture,  the issue and sale of the  Securities,  nor the consummation of any other of the  transactions  herein  contemplated  nor the fulfillment of the terms hereof will conflict with,  result in a breach or violation of, or imposition of any lien, charge or encumbrance  upon any property or assets of the Company  pursuant to, (i) the articles of incorporation or by-laws of the Company,  (ii) the terms of any indenture (other than, solely with respect to the disposition of liens,  charges and  encumbrances  upon property or assets of the Company or SCE Funding LLC, the lien created by the  Indenture in favor of the  Securities), contract,  lease,  mortgage,  deed of trust, note agreement,  loan agreement or other agreement, obligation,  condition,  covenant  or  instrument  to which the  Company or SCE Funding LLC is a party or bound or to which its or their property is subject,  or (iii) any  statute,  law, rule, regulation,  judgment,  order or decree applicable to the Company of any court, regulatory body, administrative  agency,  governmental  body,  arbitrator or other authority having  jurisdiction over the Company or any of its properties; and

(xiv)   no holders of securities of the Company have rights to the  registration of such  securities  under the
               Registration Statement.

        Such opinion will also include language to the effect that such counsel has no reason to believe that, as of the Initial Sale Time, the documents included in the Disclosure Package and the Final Term Sheet contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

        Such opinion will also include language to the effect that counsel has no reason to believe that on the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus Supplement as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California or the Federal laws of the United States, to the extent she deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom she believes to be reliable and who are satisfactory to counsel for the Underwriters and
        (B) as to matters of fact, to the extent she deems proper, on certificates of responsible officers of the Company and public officials.  Such counsel may render such opinion subject to such exceptions and qualifications as are reasonable or customary under the circumstances and acceptable to counsel for the Underwriters.  References to the Final Prospectus Supplement in this paragraph (b) shall also include any supplements thereto at the Closing Date.

(c)     The  Representatives  shall have received from Cleary  Gottlieb  Steen and Hamilton LLP,  counsel for the
        Underwriters,  such opinion or opinions, dated the Closing Date and addressed to the Representatives as the Representatives  may reasonably require,  and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d)     The Company shall have furnished to the  Representatives  a certificate  of the Company,  signed by the
        Senior Vice President,  Chief Financial  Officer of the Company,  dated the Closing Date, to the effect that he has  carefully  examined  the  Registration  Statement,  the  Disclosure  Package and the Final
        Prospectus Supplement, any supplements or amendments thereto and this Agreement and that:

(i)     the  representations  and warranties of the Company in this Agreement are true and correct on and as of the  Closing  Date  with the same  effect as if made on the  Closing  Date and the  Company  has complied with all the  agreements  and satisfied all the  conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)    no stop order  suspending  the  effectiveness  of the  Registration  Statement  has been  issued and no proceedings  for that purpose have been instituted or, to the Company's  knowledge,  threatened;
               and

(iii)   since the date of the most recent  financial  statements  included or  incorporated by reference in the
               Preliminary  Prospectus  Supplement  and  the  Final  Prospectus  Supplement  (exclusive  of any supplement  thereto),  there has been no material adverse effect on the condition  (financial or otherwise),  prospects,  earnings,  business or properties of the Company and its  subsidiaries, taken as a whole,  whether or not arising from  transactions in the ordinary course of business, except as set forth in or contemplated in the  Registration  Statement,  Preliminary  Prospectus
               Supplement and the Final Prospectus Supplement (exclusive of any supplement thereto).

(e)     The  Company  shall have  requested  and caused  PricewaterhouseCoopers  LLP to have  furnished  to the
        Representatives,  at the Execution Time and at the Closing Date, letters,  dated respectively as of the
        Execution Time and as of the Closing Date, in form and substance  satisfactory to the  Representatives, confirming  that they are  independent  registered  public  accounting firm with respect to the Company within the  meaning  of the Act and the  applicable  rules and  regulations  thereunder  adopted by the
        Commission  and the Public  Company  Accounting  Oversight  Board  (United  States)  and that they have performed a review of the unaudited  interim  financial  information of the Company for the three-month and  nine-month  periods  ended  September 30, 2006,  and as at September 30, 2006, in accordance  with
        Statement on Auditing Standards No. 100, stating in effect that:

(i)     in their opinion the audited  consolidated  financial  statements and financial  statement schedules of the Company  audited by them and  included or  incorporated  by  reference  in the  Registration
               Statement,  the Preliminary  Prospectus  Supplement (in the case of the letter  delivered at the
               Execution Time) and the Final Prospectus  Supplement (in the case of the letter delivered at the
               Closing  Date) and  reported  on by them  comply as to form in all  material  respects  with the applicable  accounting  requirements  of the Act and the Exchange Act and the related  rules and regulations adopted by the Commission;

(ii)    on the basis of a reading of the latest  unaudited  financial  statements made available by the Company and its  subsidiaries;  their limited  review,  in accordance with standards  established  under
               Statement on Auditing Standards No. 100, of the unaudited interim financial  information for the three-month  and nine month  periods  ended  September  30, 2006,  and as at September 30, 2006, incorporated by reference in the Registration  Statement,  the Preliminary Prospectus Supplement
               (in the case of the letter delivered at the Execution Time) and the Final Prospectus  Supplement
               (in the case of the letter  delivered  at the Closing  Date);  carrying  out  certain  specified procedures (but not an examination in accordance  with generally  accepted  auditing  standards)
               which would not  necessarily  reveal  matters of  significance  with respect to the comments set forth in such letter;  a reading of the minutes of the meetings of the  stockholders,  directors and the executive,  finance,  compensation and audit committees of the Company, and inquiries of certain officials of the Company who have  responsibility  for financial and accounting  matters of the Company and its

               subsidiaries  as to transactions  and events  subsequent to December 31,
               2005, nothing came to their attention which caused them to believe that:

(1)     any  unaudited  financial  statements  included  or  incorporated  by  reference  in  the  Registration
                      Statement,  the Preliminary  Prospectus  Supplement (in the case of the letter  delivered at the Execution  Time) and the Final  Prospectus  Supplement  (in the case of the letter delivered  at the Closing  Date) do not comply as to form in all material  respects  with
                      applicable   accounting   requirements  of  the  Act  and  with  the  related  rules  and regulations  adopted by the Commission with respect to financial  statements  included or incorporated  by reference in Quarterly  Reports on Form 10-Q under the Exchange Act; and
                      said  unaudited  financial  statements  are not in  conformity  with  generally  accepted accounting  principles  applied  on a basis  substantially  consistent  with  that of the audited  financial  statements  included or incorporated by reference in the Registration
                      Statement,  the Preliminary  Prospectus  Supplement (in the case of the letter  delivered at the Execution  Time) and the Final  Prospectus  Supplement  (in the case of the letter delivered at the Closing Date); or

(2)     with respect to the period  subsequent  to September 30, 2006,  there were any changes,  at a specified date not more than five days prior to the date of the letter,  in the  long-term  debt of the Company and its  subsidiaries  or common  stock of the  Company or  decreases  in the consolidated net current assets (working  capital) or shareholders  equity of the Company as compared  with the amounts  shown on the  September  30,  2006,  consolidated  balance
                      sheet  included  or  incorporated  by  reference  in  the  Registration  Statement,   the
                      Preliminary  Prospectus  Supplement (in the case of the letter delivered at the Execution
                      Time) and the Final  Prospectus  Supplement  (in the case of the letter  delivered at the
                      Closing  Date),  or for the period from  October 1, 2006 to the most recent month end for which the financial  statements are available there were any decreases,  as compared with the  corresponding  period  in the  preceding  year and  quarter  in  total  consolidated operating  revenue,  operating  income,  net income before taxes or net income  available for  common  stock of the  Company  and its  subsidiaries,  except in all  instances  for changes  or  decreases  set  forth in such  letter,  in which  case the  letter  shall be accompanied by an explanation by the Company as to the  significance  thereof unless said explanation is not deemed necessary by the Representatives; and

(iii)   they have  performed  certain  other  specified  procedures as a result of which they  determined  that certain  information  of an  accounting,  financial or  statistical  nature (which is limited to accounting,  financial or statistical information derived from the general accounting records of the Company and its  subsidiaries)  set forth in the  Registration  Statement,  the  Preliminary
               Prospectus  Supplement (in the case of the letter delivered at the Execution Time) and the

               Final Prospectus Supplement (in the case of the letter delivered at the Closing Date) and in Exhibit
               12 to the  Registration  Statement,  including  the  information  set forth  under  the  caption
               "Selected  Financial  Information"  incorporated  by  reference  in the  Preliminary  Prospectus
               Supplement (in the case of the letter  delivered at the Execution Time) and the Final Prospectus
               Supplement (in the case of the letter delivered at the Closing Date),  the information  included or incorporated  by reference in Items 1, 2, 6, 7 and 11 of the Company's  Annual Report on Form
               10-K,  incorporated  by reference in the  Registration  Statement,  the  Preliminary  Prospectus
               Supplement (in the case of the letter  delivered at the Execution Time) and the Final Prospectus
               Supplement  (in the case of the letter  delivered  at the  Closing  Date),  and the  information included in the  "Management's  Discussion  and Analysis of Financial  Condition  and Results of
               Operations"  included  or  incorporated  by  reference  in the  Company's  Quarterly  Reports on
               Form 10-Q,  incorporated by reference in the Registration Statement,  the Preliminary Prospectus
               Supplement (in the case of the letter  delivered at the Execution Time) and the Final Prospectus
               Supplement  (in  the  case of the  letter  delivered  at the  Closing  Date),  agrees  with  the accounting  records of the  Company  and its  subsidiaries,  excluding  any  questions  of legal interpretation.

               References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

(f)     Subsequent  to the Execution  Time or, if earlier,  the dates as of which  information  is given in the
        Registration  Statement (exclusive of any amendment thereof) the Preliminary  Prospectus Supplement and the Final Prospectus  Supplement  (exclusive of any supplement thereto),  there shall not have been (i)
        any change or decrease  specified in the letter or letters referred to in paragraph (e) of this Section
        6 or (ii) any change, or any development  involving a prospective change, in or affecting the condition
        (financial or otherwise),  earnings, business or properties of the Company and its subsidiaries,  taken as a whole, whether or not arising from transactions in the ordinary course of business,  except as set forth in or contemplated  in the  Registration  Statement,  Preliminary  Prospectus  Supplement and the
        Final  Prospectus  Supplement  (exclusive of any supplement  thereto) the effect of which,  in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the  Representatives,  so material and adverse as to make it  impractical  or  inadvisable to proceed with the offering or delivery of the
        Securities as contemplated by the Registration  Statement,  the Preliminary  Prospectus  Supplement and
        the Final Prospectus Supplement (exclusive of any supplement thereto).

(g)     Subsequent  to the Execution  Time,  there shall not have been any decrease in the rating of any of the
        Company's debt securities by any "nationally  recognized  statistical rating  organization" (as defined for purposes of  Rule 436(g)  under the Act) or any notice given of any intended or potential  decrease in any such rating or of a possible  change in any such rating that does not indicate the  direction of the possible change.

(h)     Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

               If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this
Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives.  Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

               The documents required to be delivered by this Section 6 shall be delivered at the office of
Cleary Gottlieb Steen and Hamilton LLP, counsel for the Underwriters, at One Liberty Plaza, New York, NY, on
the Closing Date.

7.      Reimbursement  of  Underwriters'  Expenses.  If the sale of the  Securities  provided for herein is not consummated  because any condition to the obligations of the  Underwriters set forth in Section 6 hereof is not satisfied,  because of any termination  pursuant to Section 10  hereof or because of any refusal,  inability or failure on the part of the Company to perform any agreement  herein or comply with any  provision  hereof other than by reason of a default by any of the Underwriters,  the Company will reimburse the Underwriters  severally through J.P. Morgan Securities Inc. on demand for all  out-of-pocket  expenses  (including  reasonable fees and disbursements  of counsel) that shall have been incurred by them in connection  with the proposed  purchase and sale of the Securities.

8.      Indemnification  and  Contribution.  (a) The  Company  agrees  to  indemnify  and  hold  harmless  each
Underwriter,  the directors,  officers,  employees and agents of each  Underwriter and each person who controls any  Underwriter  within the meaning of either the Act or the Exchange Act against any and all losses,  claims, damages or  liabilities,  joint or several,  to which they or any of them may become subject under the Act, the
Exchange Act or other Federal or state  statutory  law or  regulation,  at common law or otherwise,  insofar as such losses,  claims,  damages or liabilities  (or actions in respect  thereof) arise out of, or are based upon any untrue  statement or alleged untrue  statement of a material fact contained in the  Registration  Statement for the registration of the Securities as originally filed or in any amendment  thereof,  or in any Preliminary
Prospectus Supplement,  the Final Prospectus Supplement,  any Issuer Free Writing Prospectus or the information contained in the Final Term Sheet, or in any amendment  thereof or supplement  thereto,  or arise out of or are based upon the omission or alleged  omission to state therein a material fact required to be stated  therein or necessary to make the statements  therein not misleading,  and agrees to reimburse each such indemnified party, as incurred,  for any legal or other expenses  reasonably  incurred by them in connection with investigating or defending any such loss, claim, damage,  liability or action;  provided,  however, that the Company will not be liable in any such case to the  extent  that any such  loss,  claim,  damage or  liability  arises out of or is based upon any such untrue  statement or alleged untrue  statement or omission or alleged omission made therein in reliance upon and in  conformity  with written  information  furnished to the Company by or on behalf of any
Underwriter  through the Representatives  specifically for inclusion therein.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)     Each Underwriter  severally and not jointly agrees to indemnify and hold harmless the Company,  each of its  directors,  each of its officers who signs the  Registration

Statement,  and each person who controls the Company  within  the  meaning  of either  the Act or the  Exchange
Act, to the same  extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written  information relating to such Underwriter furnished to the Company by or on behalf of such  Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing  indemnity.
This indemnity  agreement will be in addition to any liability which any Underwriter  may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page of the Final Prospectus Supplement regarding delivery of the Securities and, under the heading of the Final Prospectus  Supplement  labeled  "Underwriting,"
(i) the  list of  Underwriters  and their  respective  participation  in the sale of the  Securities,  (ii) the sentences related to concessions and reallowances and (iii) the  paragraph related to stabilization,  syndicate covering  transactions  and penalty bids in the Final  Prospectus  Supplement  constitute the only  information furnished  in  writing  by or on behalf of the  several  Underwriters  for  inclusion  in the Final  Prospectus
Supplement.

(c)     Promptly after receipt by an indemnified  party under this Section 8 of notice of the  commencement  of any action,  such indemnified  party will, if a claim in respect thereof is to be made against the indemnifying party under this  Section 8, notify the  indemnifying  party in writing of the  commencement  thereof;  but the failure so to notify the indemnifying  party (i) will not relieve it from liability under  paragraph (a) or (b)
above  unless and to the extent it did not  otherwise  learn of such  action  and such  failure  results in the forfeiture  by the  indemnifying  party of  substantial  rights and defenses and  (ii) will  not, in any event, relieve the  indemnifying  party from any obligations to any indemnified  party other than the  indemnification obligation  provided  in  paragraph (a)  or (b) above.  The  indemnifying  party  shall be  entitled to appoint counsel of the  indemnifying  party's choice at the  indemnifying  party's expense to represent the indemnified party in any  action  for which  indemnification  is sought (in which  case the  indemnifying  party  shall not thereafter be responsible for the fees and expenses of any separate counsel  retained by the indemnified  party or parties  except as set forth  below);  provided,  however,  that such counsel shall be  satisfactory  to the indemnified  party.  Notwithstanding  the  indemnifying  party's  election to appoint  counsel to represent the indemnified  party in an  action,  the  indemnified  party  shall  have the  right to employ  separate  counsel
(including  local counsel),  and the  indemnifying  party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the  indemnifying  party to represent the indemnified party would present such counsel with a conflict of interest,  (ii) the  actual or potential  defendants in, or targets of, any such action include both the indemnified  party and the indemnifying  party and the indemnified party  shall  have  reasonably  concluded  that  there  may be legal  defenses  available  to it  and/or  other indemnified  parties which are  different  from or additional  to those  available to the  indemnifying  party,
(iii) the  indemnifying  party  shall  not have  employed  counsel  satisfactory  to the  indemnified  party to represent the  indemnified  party within a reasonable  time after notice of the  institution  of such action or
(iv) the  indemnifying  party shall authorize the indemnified  party to employ separate  counsel at the expense of the  indemnifying  party.  An  indemnifying  party  will not,  without  the  prior  written  consent  of the indemnified  parties,  settle or compromise or consent to the entry of any judgment with respect to any pending or threatened  claim,  action,  suit or proceeding in respect of which  indemnification  or contribution may be sought  hereunder  (whether or not the  indemnified  parties are actual or  potential  parties to such claim or action) unless such settlement,

compromise or consent  includes an  unconditional  release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)     In the event that the indemnity  provided in  paragraph (a)  or (b) of this Section 8 is unavailable to or  insufficient  to hold  harmless  an  indemnified  party for any reason,  the  Company and the  Underwriters severally agree to contribute to the aggregate  losses,  claims,  damages and liabilities  (including  legal or other  expenses  reasonably  incurred  in  connection  with  investigating  or  defending  same)  (collectively
"Losses")  to which the Company and one or more of the  Underwriters  may be subject in such  proportion  as is appropriate to reflect the relative  benefits  received by the Company on the one hand and by the  Underwriters on the other from the offering of the  Securities;  provided,  however,  that in no case shall any  Underwriter
(except as may be provided in any agreement among  underwriters  relating to the offering of the Securities) be responsible for any amount in excess of the  underwriting  discount or commission  applicable to the Securities purchased by such Underwriter  hereunder.  If the allocation provided by the immediately  preceding sentence is unavailable for any reason,  the Company and the Underwriters  severally shall contribute in such proportion as is  appropriate  to reflect not only such relative  benefits but also the relative  fault of the Company on the one hand and of the  Underwriters  on the other in connection  with the statements or omissions  which resulted in such  Losses as well as any other  relevant  equitable  considerations.  Benefits  received  by the  Company shall be deemed to be equal to the total net proceeds from the offering (before  deducting  expenses)  received by it,  and  benefits  received  by the  Underwriters  shall be deemed  to be equal to the  total  underwriting discounts  and  commissions,  in each case as set forth on the cover page of the Final  Prospectus  Supplement.
Relative  fault shall be  determined  by reference  to, among other  things,  whether any untrue or any alleged untrue  statement of a material  fact or the omission or alleged  omission to state a material  fact relates to information  provided  by the  Company  on the one hand or the  Underwriters  on the  other,  the intent of the parties and their relative  knowledge,  access to information and opportunity to correct or prevent such untrue statement  or  omission.  The Company and the  Underwriters  agree that it would not be just and  equitable  if contribution  were  determined by pro rata  allocation  or any other method of  allocation  which does not take
account  of  the  equitable   considerations  referred  to  above.   Notwithstanding  the  provisions  of  this
paragraph (d),  no person  guilty of fraudulent  misrepresentation  (within the meaning of Section 11(f) of the
Act)  shall  be  entitled   to   contribution   from  any  person  who  was  not  guilty  of  such   fraudulent
misrepresentation.  For  purposes  of this  Section  8, each  person who  controls  an  Underwriter  within the meaning  of  either  the Act or the  Exchange  Act  and  each  director,  officer,  employee  and  agent  of an
Underwriter  shall have the same rights to contribution as such  Underwriter,  and each person who controls the
Company  within the meaning of either the Act or the Exchange  Act,  each officer of the Company who shall have signed the  Registration  Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

9.      Default by an Underwriter.  If any one or more  Underwriters  shall fail to purchase and pay for any of the  Securities  agreed to be purchased  by such  Underwriter  or  Underwriters  hereunder  and such failure to purchase shall constitute a default in the performance of its or their  obligations  under this Agreement,  the remaining  Underwriters  shall be  obligated  severally to take up and pay for (in the  respective  proportions which the  principal  amount of  Securities  set forth  opposite  their names in Schedule I hereto bears to the aggregate  principal

amount of Securities set forth opposite the names of all the remaining  Underwriters)  the
Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase;  provided,  however, that in the event that the  aggregate  principal  amount of  Securities  which the  defaulting  Underwriter  or
Underwriters  agreed but failed to purchase  shall exceed 10% of the aggregate  principal  amount of Securities set forth in  Schedule I  hereto,  the remaining  Underwriters  shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities,  and if such nondefaulting  Underwriters do not purchase all the Securities,  this Agreement will terminate without liability to any nondefaulting  Underwriter or the  Company.  In the event of a default by any  Underwriter  as set forth in this  Section  9, the  Closing
Date shall be postponed  for such period,  not  exceeding  five Business  Days,  as the  Representatives  shall determine  in  order  that  the  required  changes  in the  Registration  Statement  and the  Final  Prospectus
Supplement or in any other  documents or  arrangements  may be effected.  Nothing  contained in this  Agreement shall  relieve any  defaulting  Underwriter  of its  liability,  if any,  to the Company and any  nondefaulting
Underwriter for damages occasioned by its default hereunder.

10.     Certain  Acknowledgements  by the Company.  The Company  acknowledges  and agrees that the Underwriters are acting solely in the capacity of an arm's length  contractual  counterparty  to the Company with respect to the offering of Securities  contemplated  hereby  (including in connection  with  determining  the terms of the offering)  and not as a financial  advisor or a fiduciary  to, or an agent of, the Company or any other person.
Additionally,  neither  the  Representative  nor any other  Underwriter  is  advising  the Company or any other person as to any legal, tax,  investment,  accounting or regulatory  matters in any  jurisdiction.  The Company shall  consult  with its own  advisors  concerning  such  matters and shall be  responsible  for making its own independent  investigation and appraisal of the transactions  contemplated  hereby,  and the Underwriters shall have no  responsibility  or liability to the Company with respect  thereto.  Any review by the  Underwriters of the Company,  the  transactions  contemplated  hereby or other matters  relating to such  transactions  will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

11.     Termination.  This  Agreement  shall be  subject  to  termination  in the  absolute  discretion  of the
Representatives,  by notice  given to the Company  prior to delivery of and payment for the  Securities,  if at any time  prior to such time (i)  trading in the  Company's  Common  Stock  shall  have been  suspended  by the
Commission or the New York  Stock  Exchange or trading in securities  generally on the New York Stock  Exchange shall have been  suspended or limited or minimum prices shall have been  established  on such Exchange,  (ii) a banking  moratorium  shall have been declared  either by Federal or New York State  authorities  or (iii) there shall have occurred any outbreak or escalation of  hostilities,  declaration by the United States of a national emergency or war, or other  calamity or crisis the effect of which on financial  markets is such as to make it, in the sole  judgment of the  Representatives,  impractical  or  inadvisable  to proceed  with the  offering or delivery of the Securities as contemplated by the Preliminary  Prospectus  Supplement and the Final  Prospectus
Supplement (exclusive of any supplement thereto).

12.     Representations and Indemnities to Survive.  The respective  agreements,  representations,  warranties, indemnities and other  statements of the Company or its officers and of the  Underwriters  set forth in or made pursuant to this Agreement  will remain in full force and

effect,  regardless of any  investigation  made by or
on  behalf  of  any  Underwriter  or the  Company  or any of the  officers,  directors,  employees,  agents  or controlling  persons  referred  to in  Section 8 hereof,  and will  survive  delivery  of and  payment  for the
Securities.  The provisions of Sections 7 and 8 hereof shall survive the  termination or  cancellation  of this
Agreement.

Notices.  All communications hereunder will be in writing and effective only on receipt, and, if sent to the
Representatives, will be mailed, delivered or sent by facsimile transmission to each of ABN AMRO
Incorporated, 55 East 52nd Street, 6th Floor, New York, New York 10055 (Fax: (212) 409-5256); Greenwich
Capital Markets, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: John McCabe; J.P. Morgan
Securities Inc., 270 Park Avenue, New York, New York 10017 Attention: High Grade Syndicate Desk - 8th Floor
(Fax: (212) 834-6081); and UBS Securities LLC, 677 Washington Boulevard, Stamford, Connecticut 06901
Attention: Fixed Income Syndicate (Fax: (203) 719-0495); or, if sent to the Company, will be mailed, delivered or sent by facsimile transmission to Southern California Edison Company, Assistant Treasurer, 2244
Walnut Grove Ave., Rosemead, CA 91770 (fax no.: (626) 302-1472) and confirmed to the attention of the General
Counsel at the same address, c/o Michael Henry (fax no.: (626) 302-2610).
13.     Successors.  This  Agreement  will inure to the benefit of and be binding  upon the parties  hereto and their respective  successors and the officers,  directors,  employees,  agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14.     Applicable  Law and Waiver of Jury Trial.  (a) This  Agreement  will be governed  by and  construed  in accordance with the laws of the State of New York  applicable to contracts made and to be performed  within the
State of New York.

(b)     The Company and each of the Underwriters  hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal  proceeding  arising out of or relating to this Agreement or the transactions contemplated hereby.

15.     Counterparts.  This  Agreement  may  be  signed  in one or  more  counterparts,  each  of  which  shall constitute an original and all of which together shall constitute one and the same agreement.

16.     Entire Agreement.  This Agreement  supersedes all prior agreements and understandings  (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

17.     Headings.  The  section  headings  used  herein  are for  convenience  only and  shall not  affect  the construction hereof.

18.     Definitions.  The terms which follow, when used in this Agreement, shall have the meanings indicated.

               "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the
        Commission promulgated thereunder.

               "Base Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

               "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New
        York City.

               "Commission" shall mean the Securities and Exchange Commission.

               "Disclosure Package" shall mean (i) the Preliminary Prospectus Supplement, as amended and supplemented to the Execution Time, (ii) the Issuer Free Writing Prospectuses, if any, identified in
        Schedule III hereto, and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

               "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto became or become effective.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

               "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

               "Final Prospectus Supplement" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base
        Prospectus.

               "Free Writing Prospectus" shall mean a free writing prospectus, as defined in Rule 405.

               "Initial Sale Time" shall mean 2:20 pm (Eastern time) on the date of this Underwriting
        Agreement.

               "Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in
        Rule 433.

               "Material Adverse Effect" shall mean, with respect to the Company, any effect that is materially adverse to the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

               "Preliminary Prospectus Supplement" shall mean any preliminary prospectus supplement to the
        Base Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus Supplement, together with the Base Prospectus.

               "Registration Statement" shall mean the registration statement referred to in paragraph 1(a)
        above, including exhibits and financial statements, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

               "Rule 158", "Rule 163", "Rule 164", "Rule 172", "Rule 405", "Rule 415", "Rule 424", "Rule 430B"
        and "Rule 433" refer to such rules under the Act.

               "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                                   Very truly yours,

                                                   SOUTHERN CALIFORNIA EDISON COMPANY

                                                   By: /s/ George T. Tabata
                                                   ----------------------------------
                                                   Name:   George T. Tabata
                                                   Title:  Assistant Treasurer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

ABN AMRO INCORPORATED

    /s/ David Joo
By: --------------------------
    Name: David Joo
    Title:Vice President

GREENWICH CAPITAL MARKETS, INC.

    /s/ Okwudiri Onyedum
By: --------------------------
    Name: Okwudiri Onyedum
    Title:Vice President

J.P. MORGAN SECURITIES INC.

    /s/ Robert Bottamedi
By: --------------------------
    Name: Robert Bottamedi
    Title:Vice President

UBS SECURITIES LLC

   /s/ Christopher Forshner
By: --------------------------
    Name: Christopher Forshner
    Title:Managing Director

   /s/ Ryan Donovan
By: --------------------------
    Name: Ryan Donovan
    Title:Director

For themselves and the other several
Underwriters named in Schedule I to
the foregoing Agreement.

                                                  SCHEDULE I

                                                                      Principal Amount of
                                                                        Securities to be
Underwriter                                                                Purchased

ABN AMRO Incorporated...........................................                $88,000,000
Greenwich Capital Markets, Inc..................................                $88,000,000
J.P. Morgan Securities Inc......................................                $88,000,000
UBS Securities LLC..............................................                $88,000,000
Credit Suisse Securities (USA) LLC..............................                $12,000,000
Wedbush Morgan Securities Inc...................................                $12,000,000
Wells Fargo Securities, LLC.....................................                $12,000,000
Loop Capital Markets, LLC.......................................                 $6,000,000
Great Pacific Securities........................................                 $6,000,000
        Total...................................................               $400,000,000

                                                  SCHEDULE II
                                                  [SCE Logo]
                                                 $400,000,000
                       5.550% First and Refunding Mortgage Bonds, Series 2006E, Due 2037

                                       SUMMARY OF TERMS

Security               5.550% First and Refunding Mortgage Bonds, Series 2006E, Due 2037

Issuer:                Southern California Edison Company ("SCE", or the "Company")

Joint Book-running     ABN AMRO/RBS/JPMorgan/UBS
Managers:

Principal Amount:      $400,000,000

Ratings of Securities: A+/A2/BBB+ (Fitch/Moody's / S and P)

Settlement Date:       December 11, 2006 (T+5)

Maturity:              January 15, 2037

Benchmark US Treasury: 4.500% due February 15, 2036

Benchmark US Treasury  4.537%
yield:

Spread to Benchmark    +105 bps
US Treasury:

Reoffer Yield:         5.587%

Coupon:                5.550%

Coupon Payment Dates:  January 15 and July 15

First Coupon Payment   July 15, 2007
Date:

Public Offering Price: 99.456%

Optional Redemption:   Callable at any time, in whole or in part, at a "make whole" premium of T+20 bps

CUSIP/ISIN             842400FF5/ US842400FF58

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling  1-888-226-3754 for ABM AMBRO, by calling  collect
1-212-834-4533 for  JPMorgan, by calling 1-888-273-4485 for RBS or by calling 1-888-722-9555 x1088 for UBS.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

                                                 SCHEDULE III
                   Schedule of Free Writing Prospectuses included in the Disclosure Package

NONE